UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 17, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On November 17, 2025, Constellation Energy Generation, LLC (“Constellation”) entered into (i) that certain Loan Guarantee Agreement, dated as of November 17, 2025 (the “Loan Guarantee Agreement”) with the U.S. Department of Energy (the “DOE”), as guarantor, acting by and through the Secretary of Energy, (ii) that certain Note Purchase Agreement, dated as of November 17, 2025 (the “Note Purchase Agreement”), among Constellation, the Federal Financing Bank (“FFB”) and the DOE, acting by and through the Secretary of Energy, pursuant to which FFB provided a $1.0 billion commitment to Constellation for the making of advances under the FFB Note (as defined below), and (iii) the Future Advance Promissory Note dated November 17, 2025, made by Constellation to FFB (the “Promissory Note” and, together with the Note Purchase Agreement, the “FFB Documents”, and together with the Loan Guarantee Agreement, the “Loan Documents”), as described below, and which agreements have been filed herewith as Exhibits 10.1 through 10.3, respectively. The financing provided to Constellation by the FFB Documents, and guaranteed by the DOE pursuant to the Loan Guarantee Agreement (the “Guaranteed Loan”), is expected to support the restart and repowering of the Christopher M. Crane Clean Energy Center, an 835 MW nuclear generating station located in Londonderry Township, Pennsylvania (the “Plant” and the restart and repowering thereof being hereinafter referred to as the “Project”). The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the loan guarantee program established under Title XVII of the Energy Policy Act of 2005, as amended from time to time (the “Title XVII Loan Guarantee Program”), Constellation and the DOE entered into the Loan Guarantee Agreement on November 17, 2025, pursuant to which the DOE agreed to guarantee the obligations of Constellation under the FFB Documents (the “DOE Guarantee”). The FFB Documents provide for a multi-advance term loan facility (the “Facility”), under which Constellation may make term loan borrowings (collectively, the “Guaranteed Loan”) through FFB, in a maximum principal amount not to exceed $1.0 billion, until the earliest of (a) the date the Guaranteed Loan reaches a balance equal to $1.0 billion and (b) September 15, 2030.

Aggregate borrowings under the Facility may not exceed at any time the lesser of (i) eighty percent (80%) of the aggregate amount of Eligible Project Costs incurred on or prior to the date of such requested advance, and (ii) $1.0 billion.

Proceeds of the Guaranteed Loan are required to be used to reimburse Constellation for a portion of certain costs relating to restoration, maintenance, repair, inspection, qualification and licensing of the Plant that are eligible for financing under the Title XVII Loan Guarantee Program (collectively, the “Eligible Project Costs”).

The Guaranteed Loan is full recourse to Constellation. Under the Loan Guarantee Agreement, Constellation is obligated to reimburse the DOE in the event that the DOE is required to make any payments to FFB under the DOE Guarantee.

Advances. Advances may be requested under the Facility on a quarterly basis through the earliest of (a) the date the Guaranteed Loan reaches an aggregate balance of $1 billion and (b) September 15, 2030. Constellation did not make, or request to make, an initial borrowing in connection with the initial closing of the Loan Guarantee Agreement. In order to utilize the Facility, Constellation must make the initial borrowing no later than May 17, 2027.

Advances are subject to satisfaction of customary conditions, such as delivery of an advance request, as well as other conditions, such as certification of compliance with the requirements of the Title XVII Loan Guarantee Program, including the accuracy of Project-related representations and warranties, delivery of updated Project-related information, evidence of compliance with the prevailing wage requirements of the Davis-Bacon Act of 1931, as amended (the “Davis-Bacon Act”) and compliance with the Cargo Preference Act of 1954.

Interest Payments; Bullet Maturity; Interest Rate. Interest is payable semi-annually in arrears on May 17 and November 17 of each year. Principal will be payable in full on the final maturity date of November 17, 2055.

The interest rate for each advance will be established by FFB at the time that the respective advance is made and, shall be 0.375% per annum over the current average yield on outstanding marketable obligations of the United States of comparable maturity, as determined by the Secretary of the Treasury.

Security. In connection with the initial closing of the Loan Guarantee Agreement, the obligations of Constellation under the Loan Documents are unsecured. However, the Loan Documents require that, in the event any lien (other than certain permitted liens) is granted by Constellation to secure any of its other long-term indebtedness, Constellation must take such actions as are necessary to ensure that the Guaranteed Loan is equally and ratably secured on a pari passu basis with such other lien subject to customary intercreditor arrangements with such other secured creditors.

Representations and Warranties. The Loan Guarantee Agreement contains representations and warranties including, among other things, representations and warranties regarding compliance with applicable law and the use of federal funds by Constellation in connection with the Project.

Covenants. Under the Loan Guarantee Agreement, Constellation is subject to affirmative and negative covenants. In addition, Constellation is subject to Project-related reporting requirements and other project-specific affirmative covenants, including compliance with the requirements of the Title XVII Loan Guarantee Program, construction of the Plant in accordance with the requirements of the Loan Guarantee Agreement and compliance with applicable law, including the Davis-Bacon Act and the Cargo Preference Act of 1954. In addition, Constellation is subject to certain project-specific negative covenants, including restrictions on granting liens, changing the scope of the Project in any manner that would require additional review under the National Environmental Policy Act, as amended, or causing the Project not to be an eligible project pursuant to the Title XVII Loan Guarantee Program.

Events of Default. Under the Loan Guarantee Agreement, Constellation is subject to events of default, including the failure to make payments when due, bankruptcy/insolvency events and breaches of representations or covenants. Additional events of default include cross-default on other indebtedness in excess of certain thresholds, legal judgments in excess of certain thresholds, and the use of federal funding in violation of applicable law.

Mandatory and Optional Prepayments. In the event certain mandatory prepayment events occur, FFB’s commitment to make further advances under the Facility will terminate and Constellation will be required to prepay in full the Guaranteed Loan and all other guaranteed obligations in accordance with the terms of the Loan Documents. Mandatory prepayment events include (i) abandonment of the Project or Plant, (ii) the sale or disposition of all or substantially all of the Plant and (iii) the occurrence of a change of control of Constellation.

Constellation may elect to prepay all or any portion of the Guaranteed Loan at any time; provided that, (i) with respect to a prepayment in full, Constellation must cancel the outstanding commitment of FFB to make advances and (ii) with respect to a partial prepayment, Constellation must certify (a) that it has adequate funds available to complete the Project and (b) that no default or event of default has occurred and is continuing or could reasonably be expected to occur as a result of such partial prepayment.

Under the FFB Documents, any prepayment (whether mandatory or optional) will be made with a make-whole premium.

The foregoing description of the Loan Documents, and the transactions contemplated thereby, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Loan Documents, which are attached as Exhibits 10.1 through 10.3 and incorporated herein by reference.

The Loan Documents have been included to provide investors and security holders with information regarding the terms of such agreements. The Loan Documents are not intended to provide any other factual or financial information about Constellation. The representations, warranties and covenants contained in the Loan Documents were made only for purposes of such agreements and are as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by the parties thereto; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Constellation. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Loan Documents, which subsequent information may or may not be fully reflected in public disclosures by Constellation.

Section 7 - Regulation FD Disclosure
Item 7.01. Regulation FD Disclosure.

On November 18, 2025, Constellation Energy Corporation (Nasdaq: CEG) issued a press release announcing Constellation’s entry into the Loan Documents. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1*	Loan Guarantee Agreement, dated as of November 17, 2025, by and between Constellation Energy Generation, LLC and the U.S. Department of Energy, in its capacity as guarantor and as loan servicer.
10.2	FFB Note Purchase Agreement, dated as of November 17, 2025, by and among Constellation Energy Generation, LLC, the U.S. Department of Energy and the Federal Financing Bank.
10.3	Future Advance Promissory Note dated as of November 17, 2025, issued by Constellation Energy Generation, LLC in favor of the Federal Financing Bank.
99.1	Press Release dated November 18, 2025
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* Certain information in this exhibit has been omitted in accordance with Item 601(b)(10) of Regulation S-K. The Company agrees to furnish an unredacted copy of the exhibit to the Securities and Exchange Commission upon request.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation and Constellation Energy Generation, LLC, (collectively, the "Registrants"). Information contained herein relating to one of the Registrants has been furnished by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Forward-looking statements in this report include, but are not limited to, statements regarding the possible request or making of advances under the Facility and satisfaction of related conditions precedent and covenants. The Registrants’ expectations and beliefs regarding these matters may not materialize.

The forward-looking statements contained in this report are also subject to other risks and uncertainties, including those more fully described in (1) the Registrants’ 2024 Annual Report on Form 10-K in Part I, ITEM 1A. Risk Factors; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in Part II, ITEM 1A. Risk Factors; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Corporation

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

November 18, 2025

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Loan Guarantee Agreement, dated as of November 17, 2025, by and between Constellation Energy Generation, LLC and the U.S. Department of Energy, in its capacity as guarantor and as loan servicer.
10.2	FFB Note Purchase Agreement, dated as of November 17, 2025, by and among Constellation Energy Generation, LLC, the U.S. Department of Energy and the Federal Financing Bank.
10.3	Future Advance Promissory Note dated as of November 17, 2025, issued by Constellation Energy Generation, LLC in favor of the Federal Financing Bank.
99.1	Press Release dated November 18, 2025
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* Certain information in this exhibit has been omitted in accordance with Item 601(b)(10) of Regulation S-K. The Company agrees to furnish an unredacted copy of the exhibit to the Securities and Exchange Commission upon request.